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                                                                     EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in:

  (i) Registration Statement No. 333-30438 (Employee Stock Option Plan) on Form S-8, and

 (ii)  Registration Statement No. 333-91491 (1995 Stock Option Plan) on Form
       S-8

of our report dated March 20, 2000, appearing in this Annual Report on Form 10-KSB of Advantage Marketing Systems, Inc. for the year ended December 31, 1999.


Oklahoma City, Oklahoma
March 30, 2000